U.S. SECURITIES AND EXCHANGE
                             COMMISSION Washington,
                                   D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Date of Report: August 2, 2005


                           I.C. ISAACS & COMPANY, INC.
               (Exact name of issuer as specified in its charter)


         Delaware                          0-23379               52-1377061
(State or Other Jurisdiction of        (Commission File        (IRS Employer
Incorporation or Organization)              Number)          Identification No.)


                3840 Bank Street, Baltimore, Maryland 21224-2522
              (Address and Zip Code of Principal Executive Offices)


                                 (410) 342-8200
                         (Registrant's Telephone Number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

     On August 2, 2005, the Registrant issued a press release announcing its earnings for the second quarter and six months ended June 30, 2005. Such press release is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

     The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

     (a)     Financial statements of businesses acquired -- none

     (b)     Pro forma financial information -- none

     (c)     Exhibits

   Number                         Description
   ------                         -----------

    99.1 Press release of I.C. Isaacs & Company, Inc. announcing its earnings for the second quarter and six months ended June 30, 2005.

                                    Signature

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       I.C. Isaacs & Company, Inc.



Dated: August 2, 2005                  By:/s/ Eugene C. Wielepski
                                          --------------------------------------
                                              Eugene C Wielepski
                                              Chief Finance Officer